SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2017

Universal Stainless & Alloy Products, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-25032	25-1724540
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Mayer Street, Bridgeville, Pennsylvania	15017
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (412) 257-7600

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre–commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre–commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

On June 29, 2017, Universal Stainless and Alloy Products, Inc. (the “Company”) issued a press release to announce that its Board of Directors, after deliberation and careful consultation with its independent financial and legal advisors, unanimously rejected an unsolicited offer by Synalloy Corporation (“Synalloy”) for a proposed business combination. A copy of the press release is attached hereto as Exhibit 99.1.

In the interests of transparency to its stockholders, the Company is providing copies of its correspondence to date with Synalloy herewith as Exhibits 99.2, 99.3, 99.4 and 99.5.

The information in this Current Report on Form 8-K, including the attached exhibits, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated June 29, 2017

99.2	Letter from Synalloy Corporation to Universal Stainless & Alloy Products, Inc., dated June 1, 2017

99.3	Letter from Universal Stainless & Alloy Products, Inc. to Synalloy Corporation, dated June 7, 2017

99.4	Letter from Synalloy Corporation to Universal Stainless & Alloy Products, Inc., dated June 13, 2017

99.5	Letter from Universal Stainless & Alloy Products, Inc. to Synalloy Corporation, dated June 28, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.

By:	/s/ Paul A. McGrath
Paul A. McGrath
Vice President of Administration, General Counsel and Secretary

Dated: June 30, 2017